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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 13, 1997



                           SMITH BARNEY HOLDINGS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        1-12484                06-1274088
(STATE OR OTHER JURISDICTION            (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)

                    388 GREENWICH STREET, NEW YORK, NY 10013
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 816-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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                           SMITH BARNEY HOLDINGS INC.

                           CURRENT REPORT ON FORM 8-K

ITEM 5.  OTHER EVENTS

RESULTS OF OPERATIONS
(Preliminary and Unaudited)

This report summarizes the results of operations of Smith Barney Holdings Inc. (the "Company") for the three and nine month periods ended September 30, 1997 and 1996 and provides certain additional financial information.

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                           SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (PRELIMINARY AND UNAUDITED)
                                  (IN MILLIONS)

                                                          SEPTEMBER 30,
                                                     1997                1996
                                                   --------            --------
Total assets                                       $ 61,906            $ 45,985

Total debt obligations                             $  8,323            $  5,052

Total stockholder's equity                         $  3,140            $  2,635

Total assets under fee-based management            $188,115            $146,671

                                                           THREE                       NINE
                                                       MONTHS ENDED                MONTHS ENDED
                                                       SEPTEMBER 30,               SEPTEMBER 30,
                                                     1997          1996          1997          1996
                                                    ------        ------        ------        ------
REVENUES:
    Commissions                                     $  677        $  498        $1,860        $1,680
    Principal transactions                             252           243           766           786
    Investment banking                                 364           288           882           864
    Asset management and administration fees           433           343         1,195           991
    Other                                               28            22            80            79
                                                    ------        ------        ------        ------

      Total non-interest revenues                    1,754         1,394         4,783         4,400
                                                    ------        ------        ------        ------

    Interest and dividends                             627           488         1,787         1,396
    Interest expense                                   496           382         1,422         1,095
                                                    ------        ------        ------        ------

      Net interest and dividends                       131           106           365           301
                                                    ------        ------        ------        ------

      Net revenues                                   1,885         1,500         5,148         4,701
                                                    ------        ------        ------        ------

EXPENSES EXCLUDING INTEREST:

    Employee compensation and benefits               1,034           844         2,846         2,655
    Communications                                      75            77           220           225
    Occupancy and equipment                             66            65           195           195
    Other expenses                                     203           173           593           545
                                                    ------        ------        ------        ------

      Total expenses, excluding interest             1,378         1,159         3,854         3,620
                                                    ------        ------        ------        ------

      Income before provision for income taxes         507           341         1,294         1,081

Provision for income taxes                             206           134           524           422
                                                    ------        ------        ------        ------

  Net income                                        $  301        $  207        $  770        $  659
                                                    ======        ======        ======        ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: OCTOBER 13, 1997                                SMITH BARNEY HOLDINGS INC.



                                                 BY:    /S/MICHAEL J. DAY
                                                        ------------------------
                                                        Michael J. Day
                                                        Executive Vice President
                                                        and Controller

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